Robert Baird 2007 Growth Stock Conference May 9, 2007

Polaris at a glance: Founded in 1954 Manufacturer of a diversified mix of high-quality, high-performance motorized products for recreational and utility use Manufacturing and distribution facilities located in Minnesota, Wisconsin, Iowa and South Dakota Highly productive non-union workforce - 3,400 strong Product innovation key to success National and international distribution system - 1,700 dealers in North America and over 40 distributors and 5 subsidiaries in 126 countries

Strong Business Foundation Highest margin product PG&A 16% $300-500 million long-term opportunity Unique product features and quality Victory 7% Leverage Brand / grow market share Generate cash Snowmobiles 10% Among top 3 in market share in N.A. Growth Opportunity in several segments including side-by-side and international Innovative products ATV's 67% Strengths/Opportunities Products (% of 2006 Sales)

Consistent Financial Performance Dollars (in millions) Net Income Per Share from Continuing Operations 1997-2006 $2.91 to $3.03 Up 7% to 11% Sales from Continuing Operations 1997-2006 Up 1% to 3% ** A reconciliation of the Company's calculation of cash flow provided to the most directly comparable cash flow measure, as required by Regulation G, appears in the appendix of this presentation. Per Diluted Share 1993 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 0.41 0.46 0.47 0.5 0.46 0.42 0.41 0.38 0.38 0.37 0.41 Return on Shareholders Equity from Continuing Operations 1997-2006 - Industry-Leading 1993 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 59 101 110 120 130 151 177 179 202 211 178 Before Changes in Current Operating Items and Deferred Taxes Cash Flow from Continuing Operations** 1997-2006 Dollars (in millions)

1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 East 14 40 38 52 40 49 76 73 67 132 308 West 38.6 34.6 31.6 North 46.9 45 43.9 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 0.32 0.36 0.4 0.44 0.5 0.56 0.62 0.92 1.12 1.24 1.36 West 34.6 31.6 North 45 43.9 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 East 1 3 2.2 3 2.4 2.2 2.4 2.4 1.4 2.4 6.9 West 38.6 34.6 31.6 North 46.9 45 43.9 Consistent Financial Performance Cash Flow Used to Fund... Capital Investments for Continuing Operations Shares Repurchased Cumulatively the Company has repurchased 29.2 million of 34.0 million authorized at an average price of $30.41 per share. Dividends In Millions Shares repurchased $ In Millions $60 - $65 Cash spent +10% Guidance Guidance 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 East 32 57 61 62 53 52 59 89 90 53 60 West 5 North (Per Share)

Getting Back to Great 2007 Year Guidance Full Year 2007 Full year 2007 earnings from continuing operations is expected to be in the range of $2.91 to $3.03 per diluted share, up 7% to 11% from the $2.72 in 2006. Sales growth for full year 2007 is expected to be in a range of up 1% to 3% from 2006 sales of $1.66 billion. Sale guidance by business: ATVs, including RANGERs - Flat to up 3% Snowmobiles - Down single digits percent Victory motorcycles - Up in the mid teens percent range PG&A - grow at a similar pace as overall Company sales growth Gross margins expected to improve at least 100 basis points Second Quarter 2007 Second quarter 2007 earnings from continuing operations guidance range is $0.57 to $0.60 per diluted share up from Q2 2006 earnings of $0.53 per share. Sales in second quarter 2007 are expected to be down 3% to 5% from Q2 2006 due to lower ATV sales to help the dealers further reduce their inventories.

2007 - Getting Back to Great 2006 2007 2008/2009 Overview Tough Year Disappointing Getting back on track Anticipate good years Major Themes ATV inventory No KTM deal Snowmobiles and ATVs declining Cost pressures Stock buyback ATV inventory fixed Post KTM plan Operations more predictable Win in the core Deliver operational excellence Back to growth through innovation and entering new markets Results Sales and earnings down Expect decent results but not spectacular Anticipate good to very good Perspective

2007 – Getting Back to Great

GETTING BACK TO GREAT

The Goals

- $2.2B in sales by 2009
- $150MM in net income by 2009
- $4.25 earnings per share by 2009

POLARIS The Way Out.

1. Win in the Core	2. Delivering Operational Excellence	3. Growth - $500MM by 2009
• Grow market share in snowmobiles and ATVs. • Leverage PG&A and Financial Services to deliver superior total value.	• Industry-leading quality in every product line. • > 5% productivity every year. • A lean enterprise, driven by robust simple designs and a lean supply chain.	• Victory – 5% share in cruiser and touring segments. • *RANGER™* – Dominate utility and recreation SxS market. • International. Expand global presence by $50MM. • Military. • Enter at least one new adjacent market segment.

Supported By…

People and Culture	Technology	Brand
• Externally focused employee owners with a can-do drive to consistently deliver outstanding results. • The best team in powersports. • Passion to ride and win.	• Consistent, flawless introduction of compelling new products. • Class-leading ride and handling. • Control our destiny in powertrains. • Class-leading information technology.	• Ever improving brand awareness and image through stronger, better, and bigger dealer network. • Consistent advertising and brand support.

Awesome Products…Customer Focused…Results Driven

POLARIS

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1. Win in the Core..... Improving Our ATV Business ATV/Side-by-Side (SxS) Global Industry $8+ Billion Global Vehicle Market Polaris is Strongest in Most Profitable Segments Top 3 Global Player #1 American Brand 2002 2003 2004 2005 2006 Total Vehicles NA ATV Side-by-Side Asian Imports Int'l ATV Total Four Wheel Vehicle Market Growing NA Market Maturing Int'l & SxS Market Growth

2007: ATVs Will be More Competitive N.A. industry expected to decline mid single digits (similar to 2006) Strong promotions throughout year More advertising support More competitive product in every class Dealer inventory at acceptable levels Correction of inventory levels completed by mid-year 2007 Modest market share gains 2008: Expect to Return to Growth in ATVs N.A. industry health expected to improve Polaris dealer inventories at normal operating levels Balanced supply and demand New competitive products in dealerships in adequate quantities We Expect to Win in 2007 and Beyond 1. Win in the Core..... Improving Our ATV Business

The Future Looks Better 2003 2004 2005 2006 2007 2008 Shipments Retail Dealer Inventory Shipments Start Growing Again! Inventory Healthy Level ATV 2008 = Positioned For Success More Competitive MY08 Product Line Stronger Brand-World's Toughest ATV Growing Military Business Units 1. Win in the Core..... Improving Our ATV Business

1. Win in the Core.....
Continued Recovery of Our Snow Business

GETTING BACK TO GREAT

The Market – Snowmobiles

- Industry struggling due to lack of snowfall East of the Rockies. N.A. market down 7% in 06-07 season, Polaris lost some share
- Quality remains #1 focus. Starting to see result in MY 2007. 600 SDI and 700 SDI have had very few issues. Response to field issues has improved significantly.
- MY 2008 products are solid…800 SDI for mountains and 600 Race Replica for flat lands.
- Race team had a fantastic season…..will leverage harder in 2007.


Worldwide Snowmobile Industry Retail
In Units
1986 - 2007
Consistent snowfall
Cold winters
New products
Lack of Snowfall
300,000
250,000
200,000
150,000
100,000
50,000
0
86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07
Low = 104K, High = 261K, Currently 150K

Stabilizing, Recovery of our Snow Business Has Begun…Still Lots of Work to Do

POLARIS

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Wholesale credit 37% 1st Qtr 3rd Qtr 4th Qtr East 6 57 34 West 30.6 34.6 31.6 North 45.9 45 43.9 Other Activities 6% Retail Financing (HSBC) 57% Financial Services Income by Category - 2006 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 22 6 7 2 63 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 4 5 6 4th Qtr East 251 274 270 34 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 04 05 06 Sales (Dollars in Millions) Year ended December 31 63% ATV 22% Snowmobile PG&A Product Mix by Business Line - 2006 6% Victory 7% General Merchandise 2% Personal Watercraft $251 $274 $270 1. Win in the Core..... Leverage PG&A and Financial Services Financial Services Generated $47.1 million of income in 2006 from financial services Generates high return on investment Wholesale portfolio loses are within industry norms Polaris has no credit, interest rate or funding risk under the retail credit contract with HSBC Very successful retail program for used and non-Polaris vehicles Parts Garments & Accessories Highest margin product line (40+% gross margins) Leveraging installed base Focused on hot new products Victory Vision(tm) RANGER(tm) RZR Military Growth through innovation

Striving for a "Toyota-like" level of operational excellence Objective of being #1 in quality in all businesses Currently: #1 in motorcycles and RANGERs #2 in ATVs #4 in Snowmobiles Drive lower costs 5% labor productivity improvement each year Drive for 5% cost reduction yearly Simple, robust product designs 2. Delivering Operational Excellence..... Strengthen Our Lean Cost Competitive Edge

Polaris Outlook for Industry Long-Term Continue solid growth in Touring Demographics favorable at least through 2010 Customers want unique designs - "Attention Getting" models like Victory Vision U.S. Motorcycle Market Top Three On-Highway Segments 1995-2006 Market Trends Demographics favorable Harley-Davidson continues to drive market Cruiser Industry growth slowed in 2006 primarily from lower sales of bikes below 900cc. Cruiser Sportbike Touring 95 100.838 49.508 31.341 96 121.367 48.768 32.159 97 129.367 51.399 39.496 98 151.95 60.445 51.62 99 183.979 76.439 65.182 1 222.438 95.269 80.42 1 263.851 114.348 90.2 2 299.996 114.101 99.395 3 315.34 123.119 104.197 4 325 145 110 5 335.724 163.709 129.614 6 331.776 185.361 148.661 Solid Growth The N.A. Motorcycle Market Combined growth was 4% in 2006 Units in 000's Victory Motorcycles Source: MIC Source: MIC Units in 000's 3. Grow $500 Million in our Growth Businesses by 2009

Entering the Luxury Touring segment with Victory Vision opens up a large segment of the heavyweight motorcycle business for Victory Fastest growing Demographics favorable for Touring Extensive market research - consumers and competitors Most beautiful Most comfortable Unique differentiated market positioning Exclamation Point of the New American Motorcycle Brand Confident we have a Best in Class product; product engineering and launch on track Victory Street Victory Tour Custom Cruiser - Vegas Classic Cruiser - Kingpin Muscle Cruiser - Hammer Extreme Custom - Jackpot Touring (Soft) - KP Tour Touring (Hard) Luxury Tourer Opportunity Motorcycles 3. Grow $500 Million in our Growth Businesses by 2009 Vision

Build an Industry Leading Side-by-Side Vehicle Business Aggressively Expand RANGER(tm) in Utility Segment Enter and Lead Emerging Recreation Segment #1 Quality Side-By-Side Vehicle Strongest Side-By-Side Dealer Network Industry Leading Side-by-Side Vehicles RANGER(tm) Strategy 3. Grow $500 Million in our Growth Businesses by 2009

Capitalizes on High Growth Market Recreation Segment has grown from zero to 40K units in 5 years Brings Incremental Customers to RANGER Business RANGER = Ag, Multi-Acre Homeowners, and Hunters RANGER RZR = Big Bore Trail, SxS Sport, and Hunters Expands Polaris Coverage of Key Customer Segments Sportsman 800 (1 up ATV) - Sportsman 800 X2 (2 up ATV) - RANGER RZR (2 up SxS) - RANGER (3 up SxS) Consumer research indicates customer trend towards SxS trail, sport and recreation use Delivers Significant Volume/Profit Potential Yamaha Rhino sells approximately 20K units - RANGER RZR potential as great or greater over next 5 years Commercial Segment Utility Segment Recreation Segment Commercial 55000 150000 40000 Recreation 15% of Market +45% growth Commercial 20% of Market Flat growth Utility 65% of Market +20% growth RANGER RZR(tm) Side by Side N.A. Market 2006 3. Grow $500 Million in our Growth Businesses by 2009 RANGER Brand Gets Bigger RANGER: Hardest Working, Smoothest Riding = Work First, Play Second RANGER RZR: Razor Sharp SxS Performance = Play First, Work Second RANGER(tm) RZR

* Polaris Estimate 2006 Market - $1.8 Billion Estimated Market Size For Polaris Products* Polaris Subsidiaries France Australia/NZ UK Sweden/Norway Finland Russia Germany Italy Spain Portugal Others Japan 1999 2002 2003 2004 2005 2006 East 68 90 142 194 233 233 $141 $90 International Sales $194 Expand Global Presence by $50 Million by 2009 Victory ATV Snowmobile PG&A East 72 15 13 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 International Revenue Mix Percent of 2006 Sales from Continuing Operations Victory 1% ATV 68% Snowmobile 15% PG&A 16% $233 $233 3. Grow $500 Million in our Growth Businesses by 2009 Growth Opportunities Internationally Include: market share growth enter into additional markets and countries expand product offerings

Growth Opportunity of $50-$75 Million by 2009 Weapons Mount Mission Utility Water Crossing Rugged Terrain Self Recovery Track Kit for Snow Military Increased investment planned in 2007 Enhanced product plan Leverage relationship in consumer marketing supports "toughest" position 3. Grow $500 Million in our Growth Businesses by 2009

? ? ? ? ? ? Polaris Traditional Markets Snowmobiles ATVs PWC Work RANGER Widetrack Snowmobiles Fun/Lifestyle Victory Quadricycles Sport ATVs RANGER RZR(tm) Military MV Ranger Adjacent Markets Profitable Top Line Growth of Approximately $75 million by 2009 Migrate Polaris into at least one Adjacent Market Prefer New Customer Base Prefer New Distribution Channel Growth Will Come in the Following Way(s) Organic Strategic Alliance Acquisition Profitable Growth! ? ? ? Adjacent Market Growth Opportunities 3. Grow $500 Million in our Growth Businesses by 2009

Summary 2007-2009 Compelling differentiated products...winning in core Lean enterprise...operational excellence system-wide Growing in innovation and new markets/customers Externally focused...customer driven Results driven Future Looks Good The Goals $2.2 billion in sales by 2009 $150 million in net income by 2009 $4.25 earnings per diluted share by 2009

Appendix Our presentation and responses to your questions may contain certain statements which may be considered forward looking for the purposes of the Private Securities Litigation Reform Act of 1995. We caution you that actual results could differ materially from those projected in a forward looking statement which by their nature involve risk that results may differ from those anticipated. Additional information concerning the factors that could cause results to differ materially from those anticipated may be found in Polaris' annual report, 10-K, 8-K, 10-Q and form S-3 registration statements. Regulation G Reconciliation Private Securities Litigation Reform Act of 1995 - Polaris Industries Inc. Disclosure Litigation Statement

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